                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2001
                                                          ---------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)

               Delaware                               333-76801                             52-1495132
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      (State or other jurisdiction             (Commission File Number)          (IRS Employer Identification No.)
           of incorporation)


                       343 Thornall Street Edison, NJ                                         08837
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                  (Address of principal executive offices)                                   Zip Code


           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events
         ------------

         Filing of Legality and Tax Opinions
         -----------------------------------

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 2001-S4 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE MORTGAGE FINANCE CORPORATION

Date:  August 28, 2001


                                          By:      /s/ Bruce J. Friedman
                                                   ---------------------
                                          Name:    Bruce J. Friedman
                                          Title:   Vice President

                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
-----------                 -----------                          ----

(99.1)                      Legal Opinion                         6